UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2010

WATCHIT TECHNOLOGIES, INC.
 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                    000-21956
                             ----------------------
                            (Commission File Number)

             NEVADA                                              74-1613155
 ----------------------------                                 -----------------
(State or other jurisdiction of                              (IRS Employee
 incorporation or organization)                              Identification No.)

229 Airport Rd. STE 7-151, Arden, NC  28704

(Address of principal executive offices)

Registrant's telephone number, including area code: (828) 483-4131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 APOINTMENT OF DIRECTOR and OFFICER

Effective October 22, 2010, Robert Ryon s as been appointed to the Board of. Director. He will serve until the next election of Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WatchIt Technologies, Inc.

Dated: October 22, 2007 By: /s/ BRIAN D. RILEY -------------------------------- BRIAN D. RILEY President